UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K/A-1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 8, 2014 (June 23, 2014)

NEXT GALAXY CORP.
(Formerly, Wiless Controls Inc.)
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-54093
(Commission File No.)

1680 Michigan Avenue, Suite 700
Miami Beach, FL  33139
(Address of principal executive offices and Zip Code)

(877) 407-9797
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information contained herein is as of June 24, 2014, the date of the completion of our IP Asset Purchase Agreement with owner of IP Assets, Mary Spio.

ITEM 1.01                          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 19, 2014, we entered into an IP Asset Purchase Agreement (the "Agreement") with Mary Spio ("Spio") to acquire certain assets (the "IP Assets") owned by her in consideration of 55,000,000 restricted shares of our common stock.  The IP Assets are used in developing a method and apparatus for facilitating social contact in a network of users.

ITEM 1.02                          TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On June 19, 2014, we completed the Agreement with Spio and exchanged the 55,000,000 restricted shares of our common stock for the IP Assets.

ITEM 2.01                          COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On June 19, 2014, we entered into an IP Asset Purchase Agreement (the "Agreement") with Mary Spio ("Spio") to acquire certain assets (the "IP Assets") owned by her in consideration of 55,000,000 restricted shares of our common stock.  The IP Assets are used in developing a method and apparatus for facilitating social contact in a network of users.

On June 19, 2014, we completed the Agreement with Spio and exchanged the 55,000,000 restricted shares of our common stock for the IP Assets.

Since August 5, 2010, we were engaged in the business of bringing services to the Machine-to-Machine market (Machine-to-Machine (M2M) which refers to technologies that allows both wireless and wired systems to communicate with other devices of the same ability.  We changed our name to iMetrik M2M Solutions Inc. in August 2010. On December 12, 2011, we filed Item 5.06 of Form 8-K and were no longer a "shell company" as that term is defined in Reg. 405 of the Securities Act of 1933, as amended.

On or about June 19, 2014, as a result of completing our Agreement, we changed the focus of our business from services to the Machine-to-Machine market to technology solutions company that provides easy and convenient tools and resources for people to meet, communicate and connect through shared interests, events and activities.

With respect to the information required by Item 2.01(f) of this Item, see Item 9.01 below.

ITEM 3.02                          UNREGISTERED SALES OF EQUITY SECURITIES.

On June 21, 2014, we issued 55,000,000 restricted shares of common stock to Spio for the IP Assets.

The foregoing shares were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the "Act").  Ms. Spio was furnished with the same information that could be found in a Form S-1 Registration Statement and was sophisticated in that she was familiar with our business and capable of reading and understanding financial information.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On June 19, 2014, Mary Spio was appointed to our board of directors.  Mrs. Spio was also appointed President and Principal Executive Officer.  Michel St-Pierre remains our Principal Financial Officer, Principal Accounting Officer, Secretary, Treasurer and a member of our board of directors.

Mary Spio – President, Chief Executive Officer and Director

Since June 19, 2014, Mary Spio has been our president, principal executive officer and a member of our board of directors. Since September 2010, Mrs. Spio has founded and served as president of Next Galaxy Media, where she developed innovative content, campaigns and technology solutions for customers including Microsoft XBOX, Coca Cola, Suncoast Motion Pictures, FYE Stores, Toyota Scion and over 200 radio stations online TV.  She created key benchmarks for all campaign metrics to establish formulas to pinpoint ROI. From 2004 to 2010, Mrs. Spio has founded Gen2Media Corp., now Vidaroo Corp., where she served as President and CEO. She launched and sold Vidaroo's online video software solution and services to Media-Buying Agencies, Brands, Music Labels, Movie Studios, Media Companies and Web Publishers Customer and developed and implemented marketing programs and initiatives to grow awareness and presence of Vidaroo's Network.

Michel St-Pierre – Chief Financial Officer and Director

Mr. St-Pierre has been our principal accounting officer, our principal financial officer, secretary, treasurer and a member of our board of directors from our inception on May 6, 2009.  From May 6, 2006 to June 19, 2014, he was also our president and principal executive officer.  Mr. St-Pierre is a registered chartered accountant in Quebec, Canada. Before working for the Company, Mr. St-Pierre has served as an officer of the Ecolocap Solutions Inc., since July 2006. Mr. St-Pierre has served as Chief Financial Officer of a public shell company, Tiger Renewable Energy Limited (formerly known as Tiger Ethanol International Inc. and Arch Management) since January 2007 and held positions as the Finance Director (comparable to Corporate Treasurer) at SPB Canada Inc. from 2004-2006.

During the past ten years, Ms. Spio and Mr. St-Pierre have not been the subject of the following events:

1.
A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities;

i)
Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator,  floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

	ii)	Engaging in any type of business practice; or

	iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.
The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;

5.
Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.
Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.
Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

	i)	Any Federal or State securities or commodities law or regulation; or

ii)
Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

	iii)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.
Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

We are including the following discussion to inform our existing and potential security holders generally of some of the risks and uncertainties that can affect our company and to take advantage of the "safe harbor" protection for forward-looking statements that applicable federal securities law affords.

From time to time, our management or persons acting on our behalf may make forward-looking statements to inform existing and potential security holders about our company. All statements other than statements of historical facts included in this report regarding our financial position, business strategy, plans and objectives of management for future operations, industry conditions, and indebtedness covenant compliance are forward-looking statements. When used in this report, forward-looking statements are generally accompanied by terms or phrases such as "estimate," "project," "predict," "believe," "expect," "anticipate," "target," "plan," "intend," "seek," "goal," "will," "should," "may" or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond our company's control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: general economic or industry conditions, nationally and/or in the communities in which our company conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, our ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, competitive, governmental, regulatory and technical factors affecting our company's operations, products, services and prices.

We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, results actually achieved may differ materially from expected results in these statements. Forward-looking statements speak only as of the date they are made. You should consider carefully the "Risk Factors" and other sections of this report, which describe factors that could cause our actual results to differ from those set forth in the forward-looking statements. We do not undertake, and specifically disclaim, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the United States Securities and Exchange Commission (the "SEC") which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

BUSINESS

We were incorporated in the State of Nevada on May 6, 2009.  On June 19, 2014, we changed the focus of our business when we acquired all of the ownership interests in certain IP Assets from Mary Spio. The IP Assets are to be used for developing a method and apparatus for facilitating social contact in a network of users.

In connection therewith, we changed our business to an entertainment technology company that provides easy and convenient tools for people to connect through shared experiences, events and activities.

Soon we will be launching Ceek – a blended entertainment platform for finding real and virtual events, escapes and activities and others to share it with.

CEEK is ushering in a new era in entertainment and social interactivity, augmented reality and social media with a blend of live virtual and actual event offerings. The aim is to create the communal experience of attending live or virtual events, movies, sporting events or taking travel escapes with people from anywhere at any time.

We have nominal revenues, have achieved losses since inception, have limited operations, have been issued a going concern opinion by our auditors and currently rely upon the sale of our securities to fund operations.

Title to Properties

We do not own any property other than the IP Assets.

Partners

The company is the Virtual Reality industry's critical strategy partner in adapting to today's market forces and pushing new technologies for widespread adoption and performance; and an untapped vehicle for marketers to effectively reach their target audience.

The company offers technology and content solutions to reach and engage millions of the "perfect customers". It was born out of the effective capture of consumers, by creating engaging content and enabling technologies for the convergence of lifestyle resources and branded entertainment. It creates a dynamic that instills an emotional desire to want to experience products and services by designing fully functional user-friendly and visually appealing customer experiences to attract the target demographic and deliver world-class community functionality.

Market

•	The global marketplace is the general marketplace
•	The ability to recognize and capitalize on trends before others see them for competitive advantage.
•	Augmented and Virtual Reality is ushering in a new era of mass media consumption and changing the way we will communicate in the future.

We are currently developing CEEK – a cross platform social application for accessing VR and AR enabled content on mobile devices and personal computers.  We are aiming to become a major industry partner in driving growth of entertainment, virtual tourism and retail experiences in the consumer virtual reality market.

Competition

The market we will be entering is one without definite competition boundaries.  We will be competing with consoles, mobile and internet platforms that offer video content such as movies, concerts, TV shows, including iConcerts, Netflix, Hulu, Vevo.

The following are the major barriers to our market that allow us an advantage over our competitors:

1.	Existing Content – Software for re-purposing to VR format;
2.	Format – Software and hardware for encoding and indexing existing content to VR format;
3.	Input Device & Abstraction – Cross-Platform Software to play VR Content with Mobile and PC; and,
4.	Original Content – once users experience content with platform, it becomes difficult to watch same content any other way.

Regulation

Our services and technologies are subject to federal, state, provincial and local laws and regulations concerning business activities in general.

Our operations will be affected from time to time in varying degrees by domestic and foreign political developments, federal and state laws.

Company's Office

Our offices are located at 1680 Michigan Ave., Suite 700, Miami Beach, FL 33139.  Our telephone number is 877-407-9797.  We use approximately 2,000 square feet of space for our office.

Employees

We are a development stage company and currently have two full-time employees.

RISK FACTORS

1.	Our auditors have issued a going concern opinion meaning there is substantial uncertainty whether we will continue operations.

Our auditors have issued a going concern opinion in their report dated August 26, 2013. This means that, as of the time of the opinion, there was substantial doubt that we could continue as an ongoing business for the next twelve months. We had no revenue for the year ended May 31, 2014. Further, we posted net loss of $720,016 for the year ended May 31, 2014. These factors among others raise substantial doubt about the Company's ability to continue as a going concern.  Management's plans for our continued existence include selling additional stock and borrowing additional funds to pay overhead expenses.  Our future success is dependent upon our ability to achieve profitable operations, generate cash from operating activities and obtain additional financing. There is no assurance that we will be able to generate sufficient cash from operations, sell additional shares of common stock or borrow additional funds.  Our inability to obtain additional cash could have a material adverse effect on our financial position, results of operations and its ability to continue in existence. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

2.	We lack an operating history and have losses which we expect not to continue into the future. There is no assurance our future operations will result in profitable revenues. If we cannot generate sufficient revenues to operate profitably, we will cease operations and you will lose your investment.

We have no operating history upon which an evaluation of our future success or failure can be made. Our net loss since beginning of development stage is $2,459,104.  Our ability to achieve and maintain profitability and positive cash flow is dependent upon:

•	our ability to locate customers who will buy our products
•	our ability to generate revenues

Based upon current plans, we expect to incur operating losses in future periods because we will be incurring expenses and generating small revenues.  We cannot guarantee that we will be successful in generating revenues in the future.  Failure to generate revenues will cause us to go out of business.

3.	We have limited clients or customers and we cannot guarantee we will ever have any more. Even if we obtain more client and customers, there is no assurance that we will make a profit.

We have identified clients and we cannot guarantee we ever will have any more clients or customers. Even if we obtain more clients and customers for our products, there is no guarantee that we will make a profit.  If we don't make a profit, we will go out of business.

4.               Because we are small and do not have much capital, we must limit our operations.

Because we are small and do not have much capital, we must limit our operations.  Because we may have to limit our operations, we may not generate sufficient revenues to make a profit.  If we do not make a profit, we may have to suspend or cease operations.

5.	Because our auditors have issued a going concern opinion, there is substantial uncertainty we will continue operations in which case you could lose your investment.

Our auditors have issued a going concern opinion. This means that there is substantial doubt that we can continue as an ongoing business for the next twelve months. The financial statements do not include any adjustments that might result from the uncertainty about our ability to continue in business. As such we may have to cease operations and you could lose your investment. Further, we have not considered and will not consider any activity beyond our current exploration program until we have completed our exploration program.

6.	Because we may still not have sufficient capital to complete our operation we may have to sell additional securities and raise additional capital which could dilute your investment.

We may not have the capital to complete our exploration. As a result, we may have to raise additional capital to maintain operations.  There is no assurance that we will be able to secure enough capital to maintain operations and, if we cannot raise the capital needed, we may have to suspend operations.

7.	We are highly dependent on our executive management and few employees. Should we lose executive management due to death, disability, and retirement or otherwise, such loss could adversely affect our management and operations.

We rely heavily on our executive management to provide services and for continued business development, including, in particular, our two officers and directors. At the present time, we only have an employment agreement with one of our directors. Our business could be materially adversely affected, if our executive officers and/or managers were to leave us, and if, we were unable to attract and retain qualified replacements.

8.               Market and Economic Risks.

Our operations are dependent upon general economic and market conditions. Our technology solutions may be at higher risk for sales decreases in the event of economic downturns. If general economic conditions decline, it could lead to a decline in the demand for virtually all technology solutions and services in every market in which the Company plans to operate.

9.	Because there is an extremely limited public trading market for our common stock, you may not be able to resell your stock.

There is currently an extremely limited public trading market for our common stock, and there may never be a broad public trading market. Therefore, you may not be able to resell your common stock. Our common stock has been listed on the OTCQB under the symbol "NXGA" and has traded on a limited basis.  The OTCQB is the middle tier of the three marketplaces for trading over-the-counter stocks provided and operated by the OTC Markets Group. The OTCQB has replaced the Financial Industry Regulatory Authority (FINRA)-operated OTC Bulletin Board (OTCBB) as the main market for trading OTC securities that report to a U.S. regulator.

10.	Because we will be primarily dependent upon one the technology solutions, our business will not be diversified, and we may not be able to adapt to changing market conditions

Our success depends on our ability to develop technology solutions for our customers.  We do not have any other lines of business or other sources of revenue to rely upon if we are unable to sell our products. Our lack of diversification means that we may not be able to adapt to changing market conditions.

11.	Because our officers and directors will own more than 50% of the outstanding, they will be able to elect all of our directors and you may not be able to elect any directors.

Our officers and directors own more than 50% of our outstanding shares of common stock.  As a result, they will control us.

12.             Need for substantial additional capital.

We are in need of substantial additional capital, without which our ability to continue as a going concern will be jeopardized. In order to fund our ongoing, day-to-day operations, we will continue to require significant amounts of additional capital, and the failure to obtain such additional capital will materially adversely affect our operations. In order to fully implement our plan of operation, it will be necessary to raise at least an additional $500,000. There is no assurance that we will be successful in raising additional capital. If we raise additional capital through the sale of common stock, you could experience dilution. If we are unsuccessful in raising such additional capital, you could lose your entire investment.

13.             FINRA sales practice requirements may limit a stockholder's ability to buy and sell our stock.

The Financial Industry Regulation Authority (FINRA) has adopted rules that apply to broker/dealers in recommending an investment to a customer. The broker/dealers must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative, low-priced securities to their non-institutional customers, broker/dealers must obtain information about a customer's financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative, low-priced securities will not be suitable for at least some customers. The FINRA requirements make it more difficult for broker/dealers to recommend our common stock to their customers, which may have the effect of reducing the level of trading activity and liquidity of our common stock. Further, many broker/dealers charge higher transactional fees for penny stock transactions. As a result, fewer broker/dealers may be willing to make a market in our common stock, reducing our stockholder's ability to resell shares of our common stock.

14.             Our future sales of our common shares could cause our stock price to decline.

Sales by us of our common shares in the public market, or the perception that sales may occur, could cause the trading price of our stock to decrease or to be lower than it might be in the absence of those sales or perceptions.

15.	The market price of our common stock may be volatile, which could adversely affect the value of your investment in our common stock.

The trading price of our common stock may be highly volatile and could be subject to wide fluctuations in response to various factors. Some of the factors that may cause the market price of our common stock to fluctuate include:

•	fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;
•	changes in estimates of our financial results or recommendations by securities analysts;
•	failure of any of our products to achieve or maintain market acceptance;
•	changes in market valuations of similar companies;
•	significant products, contracts, acquisitions or strategic alliances of our competitors;
•	Success of competing products or services;
•	changes in our capital structure, such as future issuances of securities or the incurrence of additional debt;
•	regulatory developments;
•	litigation involving our company, our general industry or both;
•	additions or departures of key personnel;
•	investors' general perception of us; and,
•	changes in general economic, industry and market conditions.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

Forward-looking Statements

We are including the following discussion to inform our existing and potential security holders generally of some of the risks and uncertainties that can affect our company and to take advantage of the "safe harbor" protection for forward-looking statements that applicable federal securities law affords.

From time to time, our management or persons acting on our behalf may make forward-looking statements to inform existing and potential security holders about our company. All statements other than statements of historical facts included in this report regarding our financial position, business strategy, plans and objectives of management for future operations, industry conditions, and indebtedness covenant compliance are forward-looking statements. When used in this report, forward-looking statements are generally accompanied by terms or phrases such as "estimate," "project," "predict," "believe," "expect," "anticipate," "target," "plan," "intend," "seek," "goal," "will," "should," "may" or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond our company's control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: general economic or industry conditions, nationally and/or in the communities in which our company conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, our ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, competitive, governmental, regulatory and technical factors affecting our company's operations, products, services and prices.

We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, results actually achieved may differ materially from expected results in these statements. Forward-looking statements speak only as of the date they are made. You should consider carefully the "Risk Factors" and other sections of this report, which describe factors that could cause our actual results to differ from those set forth in the forward-looking statements. We do not undertake, and specifically disclaim, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the United States Securities and Exchange Commission (the "SEC") which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the date of this report, the total number of shares owned beneficially by each of our directors, officers and key employees, individually and as a group, and owners of 5% or more of our total outstanding shares immediately prior to the acquisition of the IP Assets. The stockholders listed below had direct ownership of his shares and possess voting and dispositive power with respect thereto.  Immediately prior the acquisition of the IP Assets, there was 66,146,442 shares of common stock outstanding.

Name of		Number of	Percentage of
Beneficial Owner	Position	Shares	Ownership

Michel St-Pierre	President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, Secretary, Treasurer and sole member of the Board of Directors	31,650,000	47.85%

All officers and directors as a group
(1 individual)		31,650,000	47.85%

The following table sets forth, as of the date of this report, the total number of shares owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares immediately after the acquisition of the IP Assets. The stockholders listed below have direct ownership of their shares and possess voting and dispositive power with respect thereto.  Immediately after the IP Asset Purchase Agreement, there were 116,646,442 shares of common stock outstanding.

Name of		Number of	Percentage of
Beneficial Owner (1)	Position	Shares	Ownership

Mary Spio	Principal Executive Officer and Director	50,000,000	38.86%

Michel St-Pierre	Principal Financial Officer, Principal Accounting Officer and Treasurer	31,650,000	27.13%

All officers and directors as a group
(2 individuals)		81,650,000	65.99%

(1)	The address for each officer/director is our address at 1680 Michigan Ave., Suite 700, Miami Beach, FL 33139.

Future potential sales

We currently have 128,667,628 shares of common stock outstanding, 500,000,000 shares of common stock authorized for issuance, and 371,332,372 shares of common stock available for issuance.  Currently, we have no plans to issue additional shares of common stock.

DIRECTORS AND EXECUTIVE OFFICERS

Officers and Directors

Our two directors will serve until his successor is elected and qualified. Our officers are elected by the board of directors to a term of one (1) year and serves until their successor is duly elected and qualified, or until they are removed from office. The board of directors has no nominating committee.  It does have an audit committee, a disclosure committee, and a compensation committee.

The names, ages and positions of our present officers and director are set forth below:

Name	Age	Position(s)

Mary Spio	41	President, Principal Executive Officer and a Director

Michel St-Pierre	52	Principal Financial Officer, Principal Accounting Officer, Secretary, Treasurer and a Director

Background of officers and directors

Mary Spio – President, Chief Executive Officer and Director

Since June 19, 2014, Mary Spio has been our president, principal executive officer and a member of our board of directors. Since September 2010, Mrs. Spio has founded and served as president of Next Galaxy Media, where she developed innovative content, campaigns and technology solutions for customers including Microsoft XBOX, Coca Cola, Suncoast Motion Pictures, FYE Stores, Toyota Scion and over 200 radio stations online TV.  She created key benchmarks for all campaign metrics to establish formulas to pinpoint ROI. From 2004 to 2010, Mrs. Spio has founded Gen2Media Corp., now Vidaroo Corp., where she served as President and CEO. She launched and sold Vidaroo's online video software solution and services to Media-Buying Agencies, Brands, Music Labels, Movie Studios, Media Companies and Web Publishers Customer and developed and implemented marketing programs and initiatives to grow awareness and presence of Vidaroo's Network.

Michel St-Pierre – Chief Financial Officer and Director

Mr. St-Pierre has been our principal accounting officer, principal financial officer, secretary, treasurer and a member of our board of directors from our inception on May 6, 2009.  From May 6, 2006 to June 19, 2014, he was also our president and principal executive officer.  Mr. St-Pierre is a registered chartered accountant in Quebec, Canada. Before working for the Company, Mr. St-Pierre has served as an officer of the Ecolocap Solutions Inc., since July 2006. Mr. St-Pierre has served as Chief Financial Officer of a public shell company, Tiger Renewable Energy Limited (formerly known as Tiger Ethanol International Inc. and Arch Management) since January 2007 and held positions as the Finance Director (comparable to Corporate Treasurer) at SPB Canada Inc. from 2004-2006.

Conflicts of Interest

We believe that our current officers and directors will not be subject to conflicts of interest. No policy has been implemented or will be implemented to address conflicts of interest.

Audit Committee Financial Expert

We do not have an audit committee financial expert. We do not have an audit committee financial expert because we believe the cost related to retaining a financial expert at this time is prohibitive. Further, because we are only beginning our commercial operations, at the present time, we believe the services of a financial expert are not warranted.

Involvement in Certain Legal Proceedings

During the past ten years, Ms. Spio and Mr. St-Pierre have not been the subject of the following events:

1.
A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities;

i)
Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator,  floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

	ii)	Engaging in any type of business practice; or
	iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.
The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;

5.
Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.
Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.
Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

	i)	Any Federal or State securities or commodities law or regulation; or
ii)
Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

	iii)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.
Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Audit Committee and Charter

We have a separately-designated audit committee of the board. Audit committee functions are performed by our board of directors. None of our directors are deemed independent. All directors also hold positions as our officers. Our audit committee is responsible for: (1) selection and oversight of our independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; (3) establishing procedures for the confidential, anonymous submission by our employees of concerns regarding accounting and auditing matters; (4) engaging outside advisors; and, (5) funding for the outside auditory and any outside advisors engagement by the audit committee. A copy of the audit committee charter is filed as Exhibit 99.2 to our Form 10-K on August 28, 2014.

Code of Ethics

We have adopted a corporate code of ethics. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code. A copy of the code of ethics is filed as Exhibit 14.1 to our Form 10-K on August 28, 2014.

Disclosure Committee and Charter

We have a disclosure committee and disclosure committee charter. Our disclosure committee is comprised of all of our officers and directors. The purpose of the committee is to provide assistance to the Chief Executive Officer and the Chief Financial Officer in fulfilling their responsibilities regarding the identification and disclosure of material information about us and the accuracy, completeness and timeliness of our financial reports. A copy of the disclosure committee charter is filed as Exhibit 99.3 to our Form 10-K on August 28, 2014.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file.  Based on our review of the copies of such forms received by us, or written representations that no other reports were required, and to the best of our knowledge, we believe that all of our officers, directors, and owners of 10% or more of our common stock filed all required Forms 3, 4, and 5.  Ms. Spio will be filing her Form 3 within the next 10 business days.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid by us for the last two years ended May 31, 2014 and 2013, to our officers. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any. The compensation discussed addresses all compensation awarded to, earned by, or paid to our named executive officers.

Executive Compensation
						Non- Equity	Nonqualified
						Incentive	Deferred	All
				Stock	Option	Plan	Compensation	Other
Name and		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Principal Position	Year	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Mary Spio	2014	0	0	0	0	0	0	0	0
President and Chief	2013	0	0	0	0	0	0	0	0
Executive Officer	2012	0	0	0	0	0	0	0	0

Michel St-Pierre	2014	96,000	0	0	0	0	0	0	96,000
Chief Financial Officer,	2013	96,000	0	0	0	0	0	0	96,000
Secretary and Treasurer	2012	96,000	0	0	0	0	0	0	96,000

The following table sets forth the compensation paid by us to our directors for the year ending May 31, 2013. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any. The compensation discussed addresses all compensation awarded to, earned by, or paid to our named director.

Director Compensation Table
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Change in Pension
Value and
Nonqualified
	Fees Earned			Non-Equity	Deferred
	or	Stock	Option	Incentive Plan	Compensation	All Other
	Paid in Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)

Mary Spio	0	0	0	0	0	0	0

Michel St-Pierre	0	0	0	0	0	0	0

All compensation received by our officers and directors has been disclosed.

There are no stock option, retirement, pension, or profit sharing plans for the benefit of our officers and directors.

Long-Term Incentive Plan Awards

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance at this time.

Indemnification

Under our Articles of Incorporation and Bylaws of the corporation, we may indemnify an officer or director who is made a party to any proceeding, including a law suit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in our best interest. We may advance expenses incurred in defending a proceeding. To the extent that the officer or director is successful on the merits in a proceeding as to which he is to be indemnified, we must indemnify him against all expenses incurred, including attorney's fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Regarding indemnification for liabilities arising under the Securities Act of 1933, which may be permitted to directors or officers under Nevada law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against policy, as expressed in the Act and is, therefore, unenforceable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In June 2014, we issued 55,000,000 restricted shares of common stock to Mary Spio, our president, in consideration of the IP Assets.

DESCRIPTION OF SECURITIES

Common Stock

Our authorized capital stock consists of 500,000,000 shares of common stock, par value $0.00001 per share. The holders of our common stock:

•	have equal ratable rights to dividends from funds legally available if and when declared by our board of directors;
•	are entitled to share ratably in all of our assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs;
•	do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights; and
•	are entitled to one non-cumulative vote per share on all matters on which stockholders may vote.

All shares of common stock now outstanding are fully paid for and non-assessable. We refer you to our Articles of Incorporation, Bylaws and the applicable statutes of the State of Nevada for a more complete description of the rights and liabilities of holders of our securities.

Non-cumulative voting

Holders of shares of our common stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and, in that event, the holders of the remaining shares will not be able to elect any of our directors.

Cash dividends

As of the date of this report, we have not paid any cash dividends to stockholders. The declaration of any future cash dividend will be at the discretion of our board of directors and will depend upon our earnings, if any, our capital requirements and financial position, our general economic conditions, and other pertinent conditions. It is our present intention not to pay any cash dividends in the foreseeable future, but rather to reinvest earnings, if any, in our business operations.

Preferred Stock

We are authorized to issue 100,000,000 shares of preferred stock with a par value of $0.00001 per share. The terms of the preferred shares are at the discretion of the board of directors. Currently no preferred shares are issued and outstanding.

Anti-takeover provisions

There are no Nevada anti-takeover provisions that may have the affect of delaying or preventing a change in control.

Reports

We are required to furnish you with an annual report. We are required to file reports with the SEC under section 13 of the Securities Act. The reports will be filed electronically. The reports we will be required to file are Forms 10-K, 10-Q, and 8-K. You may read copies of any materials we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that will contain copies of the reports we file electronically. The address for the Internet site is www.sec.gov.

Stock transfer agent

Our stock transfer agent for our securities is Pacific Stock Transfer Company, 4045 South Spencer Street, Suite 403, Las Vegas, Nevada 89119.  Its telephone number is (702) 361-3033.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our shares of common stock are traded on the OTCQB under the symbol "NXGA". The shares trading of our common stock began on July 6, 2010.

There are no outstanding options or warrants to purchase, or securities convertible into, our common stock.

Fiscal Year – 2013	High Bid	Low Bid
Fourth Quarter: 3/1/14 to 5/31/14	$0.110	$0.006
Third Quarter: 12/1/13 to 2/28/14	$0.006	$0.001
Second Quarter: 9/1/13 to 11/30/13	$0.016	$0.002
First Quarter: 6/1/13 to 8/30/13	$0.030	$0.015

Fiscal Year – 2012	High Bid	Low Bid
Fourth Quarter: 3/1/13 to 5/31/13	$0.10	$0.01
Third Quarter: 12/1/12 to 2/28/13	$0.11	$0.01
Second Quarter: 9/1/12 to 11/30/12	$0.15	$0.02
First Quarter: 6/1/12 to 8/30/12	$0.45	$0.10

Holders

On August 19, 2014, we had 45 shareholders of record of our common stock.

Dividend Policy

We have never paid cash dividends on our capital stock. We currently intend to retain any profits we earn to finance the growth and development of our business. We do not anticipate paying any cash dividends in the foreseeable future.

Section 15(g) of the Securities Exchange Act of 1934

Our shares are covered by Section 15(g) of the Securities Exchange Act of 1934, as amended that imposes additional sales practice requirements on broker/dealers who sell such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouses). For transactions covered by the Rule, the broker/dealer must make a special suitability determination for the purchase and have received the purchaser's written agreement to the transaction prior to the sale. Consequently, the Rule may affect the ability of broker/dealers to sell our securities and also may affect your ability to sell your shares in the secondary market.

Section 15(g) also imposes additional sales practice requirements on broker/dealers who sell penny securities. These rules require a one page summary of certain essential items. The items include the risk of investing in penny stocks in both public offerings and secondary marketing; terms important to in understanding of the function of the penny stock market, such as bid and offer quotes, a dealers spread and broker/dealer compensation; the broker/dealer compensation, the broker/dealer's duties to its customers, including the disclosures required by any other penny stock disclosure rules; the customers rights and remedies in causes of fraud in penny stock transactions; and, the FINRA's toll free telephone number and the central number of the North American Administrators Association, for information on the disciplinary history of broker/dealers and their associated persons.

Securities authorized for issuance under equity compensation plans

We have no equity compensation plans and accordingly we have no shares authorized for issuance under an equity compensation plan.

LEGAL PROCEEDINGS

We are not a party to any pending litigation and none is contemplated.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

There have been no disagreements on accounting and financial disclosures from the inception of our company through the date of this Form 8-K.  Paritz & Company, PA, Hakensack, New Jersey audited our financial statements for the years ended May 31, 2014 and 2013.

RECENT SALES OF UNREGISTERED SECURITIES

Since inception, the Registrant has sold the following securities that were not registered under the Securities Act of 1933, as follows:

•
In June 2014, we issued 55,000,000 restricted shares of common stock to Mary Spio in exchange for the IP Assets.  The foregoing shares were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the "Act").

ITEM 9.01                          FINANCIAL STATEMENTS AND EXHIBITS.

(a)	FINANCIAL STATEMENTS

Financial Statements of Next Galaxy Corp. are incorporated by reference from the following:

•	Our Form 10-K for the period ended May 31, 2014.
•	Our Form 10-Q for the period ended August 31, 2013.
•	Our Form 10-Q for the period ended November 30, 2013.
•	Our Form 10-Q for the period ended February 28, 2014.

Pro Forma Financial Information:

The pro forma financial information is not required since this is an asset acquisition.

(b)              EXHIBITS

EXHIBIT INDEX

The following documents are included herein:

Exhibit		Incorporated by reference			Filed
Number	Document Description	Form	Date	Number	herewith

10.1	IP Asset Purchase Agreement with Mary Spio	8-K/A-1	09/08/14	10.1	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 8th day of September, 2014.

NEXT GALAXY CORP.
(formerly, Wiless Controls Inc.)

BY:	MICHEL ST-PIERRE
Michel St-Pierre
Principal Financial Officer

EXHIBIT INDEX

Exhibit		Incorporated by reference			Filed
Number	Document Description	Form	Date	Number	herewith

10.1	IP Asset Purchase Agreement with Mary Spio	8-K/A-1	09/08/14	10.1	X